UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

___________________________  Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)— October 6, 2009

___________________________

The Dow Chemical Company

(Exact name of registrant as specified in its charter)

___________________________

Delaware	1-3433	38-1285128
(State or other jurisdiction)	(State or other jurisdiction)	(I.R.S. Employer of Incorporation Identification No.)

2030 Dow Center Midland, Michigan (Address of principal executive offices)	48674 (Zip Code)

(989) 636-1000

Registrant’s telephone number, including area code

N.A.

(Former name or former address, if changed since last report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 6, 2009, The Dow Chemical Company (the “Company”) entered into a Selling Agent Agreement dated October 6, 2009 by and among the Company, Incapital LLC (as Purchasing Agent) and the agents named therein with respect to the sale by the Company of up to $500,000,000 of its InterNotes®.

Attached as exhibits to this Form 8-K are certain documents in connection with the Company's InterNotes program for incorporation by reference in the Company's Registration Statement on Form S-3 (No. 333-140859).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Selling Agent Agreement, dated November 6, 2009, among The Dow Chemical Company, Incapital LLC (as Purchasing Agent) and the agents named therein
4.1	Form of Dow InterNotes®
5.1	Opinion of Duncan A. Stuart, Associate General Counsel—Corporate Transactions of The Dow Chemical Company
23.2	Consent of Duncan A. Stuart (included in Exhibit 5.1)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY.

By:	/s/ William H. Weideman
Name: William H. Weideman Title: Vice President and Interim Chief Financial Offier

DATE: November 9, 2009

3

Exhibit 1.1

SELLING AGENT AGREEMENT

by and among

The Dow Chemical Company,

Incapital LLC (as Purchasing Agent)

and the

Agents named herein

November 6, 2009

November 6, 2009

To the Agents listed on

the signature page hereto.

The Dow Chemical Company, a Delaware corporation (the “Company”) proposes to issue and sell up to $500,000,000aggregate principal amount of its Dow InterNotes® due nine months or more from date of issue (the “Notes”). The Notes are to be issued pursuant to an indenture, dated as of May 1, 2008 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company N.A., as trustee (the “Trustee”). The terms of the Notes are described in the Prospectus referred to below.

Subject to the terms and conditions contained in this Selling Agent Agreement (the “Agreement”), the Company hereby (1) appoints each of you as agent of the Company (“Agent”) for the purpose of soliciting offers to purchase the Notes and each of you hereby agree to use your reasonable best efforts to solicit offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify and in accordance with the terms hereof, and after consultation with the Purchasing Agent and (2) agrees that whenever the Company determines to sell Notes pursuant to this Agreement, such Notes shall be sold pursuant to a Terms Agreement (as defined herein) relating to such sale in accordance with the provisions of Section V hereof between the Company and the Purchasing Agent, with the Purchasing Agent purchasing such Notes as principal for resale to other Agents or dealers (the “Selected Dealers”), each of whom will purchase such Notes as principal. The Company reserves the right to enter into agreements substantially identical hereto with other agents.

I.

(a)       The Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-3 (File No. 333-140859). Such Registration Statement became effective automatically upon filing, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(b)       For the purposes of this Agreement the following terms shall have the following meaning:

(1)       “Registration Statement” as of any time means the registration statement, as amended by any amendment thereto, registering the offer and sale of the Notes, among other securities, in the form then filed by the Company with the Commission, including any document incorporated by reference therein and any prospectus, prospectus supplement and/or pricing supplement deemed or retroactively deemed to be a part thereof at such time that has not been superseded or modified. “Registration Statement” without reference to a time means such registration statement, as amended, as of the time of the first contract of sale for the Notes of a particular tranche, which time shall be considered the “new effective date” of such registration statement, as amended, with respect to such Notes (within the meaning of Rule

430B(f)(2)). For purposes of this definition, information contained in a form of prospectus, prospectus supplement or pricing supplement that is retroactively deemed to be a part of such registration statement, as amended, pursuant to Rule 430B or Rule 430C shall be considered to be included in such registration statement, as amended, as of the time specified in Rule 430B or Rule 430C, as the case may be.

(2)       “Statutory Prospectus” means, collectively, (i) the prospectus relating to various securities of the Company that is included in the Registration Statement, (ii) the prospectus supplement relating to the Notes, filed by the Company with the Commission pursuant to Rule 424(b) prior to the offer and acceptance of the Notes of a particular tranche, and (iii) any preliminary pricing supplement used in connection with the Notes of a particular tranche, as filed by the Company with the Commission pursuant to Rule 424(b), including, in each case, any document incorporated by reference therein.

(3)       “Prospectus” means, collectively, the Statutory Prospectus (excluding any preliminary pricing supplement) and the final pricing supplement relating to the Notes of a particular tranche filed by the Company with the Commission pursuant to Rule 424(b) that discloses the public offering price and other final terms of such Notes and otherwise satisfies Section 10(a) of the Securities Act of 1933, as amended (the “1933 Act”).

(4)       “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Notes of a particular tranche in the form filed or required to be filed by the Company with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

(5)       “Applicable Time” means the time agreed to by the Company and the applicable Agent(s) as the time of the pricing of the Notes of a particular tranche, which, unless otherwise agreed, shall be the time immediately after the Company and the Agent agree on the pricing terms of such Notes.

(6)       “Representation Date” means the date of each acceptance by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through the Agents as agents), the Applicable Time, the date of each delivery of Notes (whether to one or more Agents as principal or through the Agents as agents) (the date of each such delivery to one or more Agents as principal being hereafter referred to as a "Settlement Date"), and any date on which the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the establishment of or a change in the interest rates, maturity or price of Notes or similar changes), or there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement other than the Notes).

II.

The Agents’ obligations hereunder are subject to the following conditions:

(a)       On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

(1)       The opinion of Duncan A. Stuart, Associate General Counsel – Corporate Transactions of the Company or such other internal counsel of the Company as shall be reasonably acceptable to the Agents (“Company Counsel”), to the effect that:

(i)        The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and/or operate its properties and conduct its business as described in the Prospectus and the Disclosure Package (as defined below), and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where the failure to so qualify would not have a Material Adverse Effect (as defined below);

(ii)       This Agreement has been duly authorized, executed and delivered by the Company;

(iii)      The Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution, and delivery by the Trustee) is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act;

(iv)      The Notes have been duly authorized by the Company and, when the terms of the Notes have been established and when the Notes have been completed, executed, authenticated and delivered by the Company in accordance with the provisions of the Indenture, the applicable Board Resolutions and this Agreement against payment of the consideration therefor, the Notes will be the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles; and the Notes and Indenture conform to the description thereof contained in the Prospectus and the Disclosure Package;

(v)       The Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no notice of objection of the Commission to the use of the Registration Statement pursuant to Rule 401(g)(2)

under the 1933 Act has been received by the Company, no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering has been initiated or threatened by the Commission; and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act, the General Rules and Regulations under the 1933 Act (the “1933 Act Regulations”), the Trust Indenture Act and the General Rules and Regulations under the Trust Indenture Act;

(vi)      The documents incorporated by reference in the Prospectus and the Disclosure Package (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations or the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the General Rules and Regulations under the 1934 Act (the “1934 Act Regulations”), and nothing has come to his attention that caused him to believe that any of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(vii)     To the knowledge of such counsel, except as disclosed in the Disclosure Package and the Prospectus, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) would reasonably be expected to have a Material Adverse Effect;

(viii)    No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body in the United States having jurisdiction over the Company is required for the issuance and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the 1933 Act and the Trust Indenture Act, such as may be required by the securities or Blue Sky laws of the various states and the securities laws of any jurisdiction outside the United States in which the Notes are offered and such other approvals (specified in such opinion) as have been obtained;

(ix)      Neither the execution and delivery of the Indenture, the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties, which conflict, breach, violation, lien, charge or encumbrance, in the case of (ii) and (iii), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or affect the validity of the Notes or the legal authority of the Company to comply with the Notes, the Indenture or this Agreement in any material respect;

(x)       The statements in the Disclosure Package and the Prospectus under the caption “Description of the Notes” and “Description of the Debt Securities”, in each case, insofar as such statements constitute summaries of documents referred to therein, fairly summarize in all material respects the documents referred to therein;

(xi)      The statements in the Disclosure Package and the Prospectus under the caption “Material U.S. Federal Income Tax Considerations,” insofar as such statements constitute summaries of legal matters referred to therein and subject to the limitations set forth therein, fairly summarize in all material respects the legal matters referred to therein; and

(xi)      The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the the Disclosure Package and the Prospectus, will not be, an “investment company” as defined in the 1940 Act.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Michigan, the federal laws of the United States, or the corporate law of the State of Delaware, to the extent he deems proper and specified in such opinion, upon counsel for the Agents or upon the opinion of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the Agents; and (B) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this Section II(a)(1) include any supplements thereto at the date such opinion is rendered.

(2)       The opinion of Mayer Brown LLP (“Mayer Brown”) counsel to the Agents, covering the matters referred to in subparagraph (1) under the subheadings (ii) through (iv), inclusive, and subheading (x) (excluding matters related to Item 15 of the Registration Statement) above.

In rendering the opinion, counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States or the corporate law of the State of Delaware, to the extent deemed proper and specified in such opinion, upon counsel for the Company or upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Company or he may assume that the laws of the State of New York are the same as the laws of the state of Michigan; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

In giving their opinions required by subsections (a)(1) and (a)(2) of this Section, but without opining in connection therewith, Company Counsel and Mayer Brown shall each additionally state that although they have not independently verified, are not passing upon and assume no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, nothing has come to their attention which caused them to believe that (i) the Registration Statement or any amendment thereof (other than the financial statements and other financial or statistical data contained therein or omitted therefrom and the Trustee's Statement of Eligibility (Form T-1), as to which such counsel has not been requested to comment), at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) that the Prospectus, as amended or supplemented, as of the date of such opinion (other than the financial statements and other financial or statistical data contained therein or omitted therefrom and the Trustee's Statement of Eligibility (Form T-1), as to which such counsel has not been requested to comment), contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)       On the date hereof, the Agents shall have received a certificate of the President, the Chief Financial Officer, the Treasurer, the Controller or any other authorized officer of the Company satisfactory to the Agents, dated as of the date hereof, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package and this Agreement and that to the best of their knowledge (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the date of such certificate with the same effect as if made on such date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of such certificate; (ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the knowledge of such officer, threatened; and (iii) since the date of the most recent financial statements of the Company included or incorporated by reference in the Disclosure Package and the Prospectus, there has been no material adverse change in or affecting the business, financial condition or results of operations of the Company and its consolidated subsidiaries considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Disclosure Package and the Prospectus.

(c)       On the date hereof, the Agents shall have received a letter from Deloitte & Touche LLP (“Deloitte & Touche”) dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect that:

(1)       They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations.

(2)       In their opinion, the consolidated financial statements of the Company and its subsidiaries audited by them and included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations.

(3)       On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

(i)        Reading the minutes of the meetings of the stockholders, the board of directors, executive committee and audit committee of the Company and the boards of directors and executive committees of its subsidiaries as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

(ii)       Performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated interim financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus and reading the unaudited interim financial data, if any, for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus to the date of the latest available interim financial data; and

(iii)      Making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below;

nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

(i)        the unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and the Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations thereunder;

(ii)       any material modifications should be made to the unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and the Prospectus, for them to be in conformity with generally accepted accounting principles;

(iii)(1)  at the date of the latest available interim financial data and at the specified date not more than five business days prior to the date of the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in stockholders’ equity of the Company and the subsidiaries on a consolidated basis as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or (2) for the period from the date of the latest available financial data to a specified date not more than five business days prior to the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in stockholders’ equity of the Company and the subsidiaries on a consolidated basis, except in all instances for changes or decreases which the Registration Statement and the Prospectus discloses have occurred or may occur, or Deloitte & Touche shall state any specific changes or decreases.

(4)       The letter shall also state that Deloitte & Touche has carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by the Agents and agreed to by Deloitte & Touche, and has found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

(d)       On the date hereof, the Agents shall have received a letter from PricewaterhouseCoopers LLP (“PwC”), dated as of the date hereof and addressed to the Agents, in form and substance reasonably satisfactory to the Agents, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of Rohm and Haas Company (“Rohm and Haas”) incorporated by reference in the Registration Statement and the Prospectus.

(e)       On the date hereof and on each Settlement Date (as defined herein) with respect to any purchase of Notes by the Purchasing Agent, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, contained herein; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Purchasing Agent and to counsel to the Agents.

The obligations of the Purchasing Agent to purchase Notes as principal, both under this Agreement and under any Terms Agreement, are subject to the conditions that (i) no litigation or proceeding shall be threatened or pending to restrain or enjoin the issuance or delivery of the Notes, or which in any way questions or affects the validity of the Notes, (ii) no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, (iii) there shall not have occurred since the date of such Terms Agreement a downgrading in the rating assigned to the Notes or any of the Company’s other debt securities by Moody’s or S&P, and neither of such organizations shall have publicly announced that it has under surveillance or review its rating of the Notes or any of the Company’s other debt securities and (iv) there shall not have occurred since the date of such Terms Agreement any material adverse change in the consolidated financial condition of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, the Prospectus and the Disclosure Package, each of which conditions shall be met on the date of the Terms Agreement and on the corresponding Settlement Date. Further, if specifically called for by any written agreement by the Purchasing Agent, including a Terms Agreement, to purchase Notes as principal, the Purchasing Agent’s obligations hereunder and under such agreement, shall be subject to such additional conditions, including those set forth in clauses (a), (b) and (c) above, as agreed to by the parties, each of which such agreed conditions shall be met on the corresponding Settlement Date.

III.

In further consideration of your agreements herein contained, the Company covenants as follows:

(a)       The Company will notify the Agents immediately of (i) the effectiveness of any amendment to the Registration Statement, (ii) the filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (iii) the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Disclosure Package (other than with respect to a document filed with the Commission pursuant to the 1934 Act which will be incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, in which case notice will be provided to the counsel for the Agents), (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto (other than with respect to a document filed with the Commission pursuant to the 1934 Act which will be incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, in which case notice will be provided to the counsel for the Agents), and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)       The Company will give the Agents notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes or any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rates or maturity dates of Notes or similar changes or an amendment or supplement effected by the filing of a document with the Commission pursuant to the 1934 Act) and will furnish the Agents with copies of any such registration statement or amendment or supplement proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be, and will give the Agents a reasonable opportunity to comment on any such proposed amendment or supplement.

(c)       The Company will deliver to the Agents without charge, a copy of (i) the Indenture, (ii) the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) and (iii) a certified copy of the corporate authorization of the issuance and sale of the Notes. The Company will furnish to the Agents as many copies of the Prospectus and the Statutory Prospectus (both as amended or supplemented) as the Agents shall reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes under the Act. Upon request, the Company will furnish to the Agents a paper copy of any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by the Company with the Commission pursuant to the 1934 Act as soon as practicable after the filing thereof.

(d)       The Company will (i) prepare, with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a pricing supplement with respect to such Notes in substantially the form attached as Exhibit D (a “Pricing Supplement”) and will file such Pricing Supplement with the SEC pursuant to Rule 424(b) under the 1933 Act not later than the close of business on the second business day after the date on which such Pricing Supplement is first used and (ii) file any “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission pursuant to and in accordance with the requirements of Rule 433.

(e)       Except as otherwise provided in subsection (n) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of your counsel or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes and to cease sales of any Notes by the Purchasing Agent, and the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

(f)        Except as otherwise provided in subsection (n) of this Section, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish promptly such information to the Agents, confirmed in writing, and thereafter shall cause promptly the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto, as well as such other information and explanations as shall be necessary for an understanding thereof, as may be required by the 1933 Act or the 1934 Act or otherwise.

(g)       Except as otherwise provided in subsection (n) of this Section, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall furnish promptly such information to the Agents and thereafter shall cause promptly the Registration Statement and the Prospectus to be amended to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements, as may be required by the 1933 Act or the 1934 Act or otherwise.

(h)       The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Section 11(a) and of Rule 158 under the 1933 Act) covering each twelve-month period beginning, in each case, not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

(i)        The Company will endeavor to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

(j)        The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

(k)       The Company agrees to pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1) of the 1933 Act without regard to the proviso therein and otherwise in accordance with Rule 456(b) and 457(r) of the 1933 Act.

(l)        The Company has filed or will file each Statutory Prospectus pursuant to and in accordance with Rule 424(b) within the prescribed time period.

(m)      If the third anniversary of the initial effective date of the Registration Statement would occur during an offering of Notes before all of the Notes then being offered have been sold by such Agent, then prior to such third anniversary, the Company will file a new shelf registration statement and take any other action necessary to permit the public offering of the Notes to continue without interruption. References in this Agreement to the “Registration Statement” shall include any such new registration statement after it has become effective.

The Company shall not be required to comply with the provisions of subsections (e), (f) or (g) of this Section or the provisions of Sections VII(b), (c) and (d) during any period from the time (i) the Agents have suspended solicitation of purchases of the Notes pursuant to a direction from the Company and (ii) the Agents shall not then hold any Notes as principal purchased from the Purchasing Agent to the time the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently agree for the Purchasing Agent to purchase Notes as principal.

IV.

(a)       The Agents propose to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus and the Disclosure Package and upon the terms communicated to the Agents from time to time by the Company or the Purchasing Agent, as the case may be. For the purpose of such solicitation the Agents will use the Prospectus and the Disclosure Package as then amended or supplemented which has been most recently distributed to the Agents by the Company, and the Agents will solicit offers to purchase only as permitted or contemplated thereby and herein and will solicit offers to purchase the Notes only as permitted by the 1933 Act and the applicable securities laws or regulations of any jurisdiction. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or permanently. Upon receipt of instructions (which may be given orally) from the Company, the Agents will suspend promptly solicitation of offers to purchase until such time as the Company has advised the Agents that such solicitation may be resumed.

Unless otherwise instructed by the Company, the Agents are authorized to solicit offers to purchase the Notes only in denominations of $1,000 or more (in multiples of $1,000). The Agents are not authorized to appoint subagents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes without the consent of the Company. Unless otherwise instructed by the Company, the Purchasing Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes. The Company shall have the sole right to accept offers to purchase Notes and may reject any proposed offers to purchase Notes as a whole or in part. Each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. The Company agrees to pay the Purchasing Agent, as consideration for soliciting offers to purchase Notes pursuant to a Terms Agreement, a concession in the form of a discount equal to the percentages of the initial offering price of each Note actually sold as set forth in Exhibit A hereto (the “Concession”); provided, however, that the Company and the Purchasing Agent may agree also to a Concession greater than or less than the percentages set forth on Exhibit A hereto. The actual aggregate Concession with respect to each tranche of Notes will be set forth in the related Pricing Supplement. The Purchasing Agent and the other Agents or Selected Dealers will share the above-mentioned Concession in such proportions as they may agree.

Unless otherwise authorized by the Company, all Notes shall be sold to the public at a purchase price not to exceed 100% of the principal amount thereof, plus accrued interest, if any. Such purchase price shall be set forth in the confirmation statement of the Agent or Selected Dealer responsible for such sale and delivered to the purchaser along with a copy of the Prospectus (if not previously delivered) and Pricing Supplement.

(b)       Procedural details relating to the issue and delivery of, and the solicitation of purchases and payment for, the Notes are set forth in the Administrative Procedures attached hereto as Exhibit B (the “Procedures”), as amended from time to time. Unless otherwise provided in a Terms Agreement, the provisions of the Procedures shall apply to all transactions contemplated hereunder. The Agents and the Company each agree to perform the respective duties and obligations specifically provided to be performed by each in the Procedures as amended from time to time. The Procedures may only be amended by written agreement of the Company and the Agents.

(c)       The Company, the Purchasing Agent and each Agent acknowledges and agrees, and each Selected Dealer will be required to acknowledge and agree, that the Notes are being offered for sale in the United States only.

V.

Each sale of Notes shall be made in accordance with the terms of this Agreement and a separate agreement in substantially the form attached as Exhibit C (a “Terms Agreement”) to be entered into which will provide for the sale of such Notes to, and the purchase and reoffering thereof, by the Purchasing Agent as principal. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Purchasing Agent. The offering of Notes by the Company hereunder and the Purchasing Agent’s agreement to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Notes to be purchased, the interest rate or formula and maturity date or dates of such Notes, the interest payment dates, if any, the net proceeds to the Company, the initial public offering price at which the Notes are proposed to be reoffered, and the time and place of delivery of and payment for such Notes (the “Settlement Date”), whether the Notes provide for a Survivor’s Option, whether the Notes are redeemable or repayable and on what terms and conditions, and any other relevant terms. In connection with the resale of the Notes purchased, without the consent of the Company, the Agents are not authorized to appoint subagents or to engage the service of any other broker or dealer, nor may you reallow any portion of the Concession paid to you. Terms Agreements, each of which shall be substantially in the form of Exhibit C hereto, or as otherwise agreed to between the Company and the Purchasing Agent, may take the form of an exchange of any standard form of written telecommunication between the Purchasing Agent and the Company.

VI.

(a)       The Company represents and warrants to the Agents as of the date hereof and as of each Representation Date as follows:

(1)       The Company meets the requirements for use of Form S-3 under the 1933 Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 on Form S-3 (File No. 333-140859). Such Registration Statement, including any amendments thereto filed prior to the date hereof, became effective upon filing and no notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 40l(g)(2) under the Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering has been initiated or, to the Company’s knowledge, threatened by the Commission. The Registration Statement, at the date hereof, meets the requirements set forth in Rule 415(a)(1)(x);

(2)       The documents incorporated by reference in the Prospectus and the Disclosure Package, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the 1934 Act Regulations and 1934 Act Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and the Disclosure Package and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchasing Agent or any Agent expressly for use in the Prospectus and the Disclosure Package as amended or supplemented to relate to a particular issuance of Notes;

(3)       The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, when they become effective or are filed with the Commission, as the case may be, and as of each subsequent Representation Date will comply, in all material respects with the applicable requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act and the rules and regulations of the Commission thereunder; on each effective date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on each effective date and at the Execution Time the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the date of any filing pursuant to Rule 424(b) and at the Execution Time, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Notes;

(4)       As of the Applicable Time, the Statutory Prospectus, the Issuer Free Writing Prospectuses, if any, used at or prior to the Applicable Time and the final term sheet relating to the Notes of a particular tranche constituting an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus (as defined below under Section VII(e) hereof), when considered together (collectively, the “Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by any Agent specifically for use therein.

(5)       Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes of the particular tranche (which completion the lead Agent(s) shall promptly communicate to the Company) or until any earlier date that the Company notified or notifies the applicable Agent(s) as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict (within the meaning of Rule 433(c)) with the information then contained in the Registration Statement and the Prospectus. If, prior to the completion of the public offer and sale of the Notes of the particular tranche (which completion the lead Agent(s) shall promptly communicate to the Company), at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly (i) notify the applicable Agent(s) and (ii) either (1) amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission or (2) file a report with the Commission under the 1934 Act that corrects such untrue statement or omission and notify the applicable Agent(s) that such Issuer Free Writing Prospectus shall no longer be used.

(6)       (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Notes in reliance on the exemption in Rule 163, and (iv) at the time this Agreement is executed (the “Execution Time”) (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405. The Company agrees to pay the fees required by the Commission relating to the Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(7)       At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Notes and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(8)       The documents incorporated by reference in the Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulation or the 1934 Act and the 1934 Act Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulation or the 1934 Act and the 1934 Act Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(9)       The Company’s consolidated historical financial statements and schedules (which do not include Rohm and Haas and its subsidiaries for fiscal periods ending prior to April 1, 2009) incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Regulations and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(10)     The consolidated historical financial statements of Rohm and Haas and its consolidated subsidiaries incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of Rohm and Haas as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Regulations and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(11)     The pro forma combined condensed financial information of the Company and its consolidated subsidiaries and the related notes thereto incorporated by reference in the Registration Statement and the Prospectus have been prepared in accordance with the Commission’s rules with respect to pro forma financial information, and the adjustments used therein are appropriate to give effect to the transactions and circumstances described therein. The pro forma combined condensed financial information incorporated by reference in the Registration Statement and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma combined condensed financial information incorporated by reference in the Registration Statement and the Prospectus. The pro forma combined condensed financial information incorporated by reference in the Registration Statement and the Prospectus complies as to form in all material respects with the applicable requirements of Article 11 of Regulation S-X under the 1933 Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of that information.

(12)     The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”);

(13)     Each of the Company’s subsidiaries that qualify as a “significant subsidiary” under Section 1-02(w) of Regulation S-X (each a “Significant Subsidiary”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus; each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a Material Adverse Effect; except as otherwise disclosed in the Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each Significant Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law) is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or claim;

(14)     Except as set forth in or contemplated in the Disclosure Package and the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries is pending or, to the Company’s knowledge, threatened that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) would reasonably be expected to have a Material Adverse Effect.

(15)     The Notes have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement and the Indenture will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the applicable Indenture; the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and the Trustee and constitutes a valid and legally binding instrument enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity; and the Indenture conforms to the description thereof in the Prospectus and the Disclosure Package, and the Notes will conform to the description thereof in the Prospectus and the Disclosure Package as amended or supplemented;

(16)     The issuance and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the Indenture, this Agreement and any Terms Agreement and the consummation of the transactions therein and herein contemplated, will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any Significant Subsidiary pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or or any Significant Subsidiary is a party or by which the Company or or any Significant Subsidiary is bound or to which any property or assets of the Company or or any Significant Subsidiary is subject, which would reasonably be expected to have a Material Adverse Effect or affect the validity of the Notes or the legal authority of the Company to comply with the Notes, the Indenture, this Agreement or any Terms Agreement; nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the Bylaws of the Company; nor will such action result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Company or or any Significant Subsidiary or any of their properties, which would reasonably be expected to have a Material Adverse Effect or affect the validity of the Notes or the legal authority of the Company to comply with the Notes, the Indenture, this Agreement or any Terms Agreement;

(17)     No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body in the United States having jurisdiction over the Company is required for the issuance and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the 1933 Act and the Trust Indenture Act and such as may be required by the securities or Blue Sky laws of the various states and the securities laws of any jurisdiction outside the United States in which the Notes are offered.

(18)     Since the dates as of which information is given in the Disclosure Package and the Prospectus, there has not been (i) any material change in the capital stock (other than changes pursuant to open market or repurchase plans or employee benefit plans or changes resulting from the conversion or redemption of outstanding shares of preferred stock or convertible debt) or long-term debt of the Company and its consolidated subsidiaries considered as a whole, or (ii) any material adverse change, in or affecting the business, financial condition or results of operations of the Company and its consolidated subsidiaries considered as a whole, otherwise than, in the case of (i) or (ii) above, as set forth or contemplated in the Disclosure Package and the Prospectus;

(19)     Deloitte & Touche LLP, who has audited certain financial statements of the Company and its consolidated subsidiaries (which do not include Rohm and Haas and its subsidiaries for fiscal periods ending prior to April 1, 2009) included or to be included in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company as required by the 1933 Act and the 1933 Regulations;

(20)     PricewaterhouseCoopers LLP, who has audited certain financial statements of Rohm and Haas and its consolidated subsidiaries included in the Registration Statement and the Prospectus, are independent public accountants with respect to Rohm and Haas under Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants, and its rulings and interpretations;

(21)     The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended;

(19)     There is and has been no failure in any material respects on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications;

(20)     The Company maintains a system of internal control over financial reporting with respect to itself and its consolidated subsidiaries sufficient to provide reasonable assurance that (i) receipts and expenditures of the Company are made only in accordance with the general or specific authorizations of the management or directors of the Company; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. Except as disclosed in the Prospectus and the Disclosure Package, the management of the Company concluded that such internal control over financial reporting was effective as of the end of the Company’s last fiscal year and, other than as resulted from the Company’s acquisition of Rohm and Haas, there have been no changes in the Company’s internal control over financial reporting since such date that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting; and

(21)     The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); and except as disclosed in the Prospectus and the Disclosure Package, based on the evaluation of these disclosure controls and procedures, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were effective as of the end of the Company’s last fiscal quarter.

(b)       Any certificate signed by any director or officer of the Company and delivered to the Purchasing Agent or to counsel for the Purchasing Agent in connection with an offering of Notes or the sale of Notes to the Purchasing Agent as principal shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

(c)       All representations, warranties, covenants and agreements of the Company contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any controlling person of any Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

VII.

(a)       Each acceptance by the Company of an offer for the purchase of Notes, and each delivery of Notes to the Purchasing Agent pursuant to a sale of Notes to the Purchasing Agent, shall be deemed to be an affirmation that the representations and warranties of the Company made to the Agents in this Agreement and in any certificate theretofore delivered pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the Purchasing Agent of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement, the Prospectus and the Disclosure Package as amended and supplemented to each such time).

(b)	Each time:

(1)       the Company accepts a Terms Agreement requiring such updating provisions;

(2)       the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the Commission that is incorporated by reference into the Prospectus or the Disclosure Package;

(3)       the Company files a Current Report on Form 8-K required by Item 2 of Form 8-K with the Commission that is incorporated by reference into the Prospectus or the Disclosure Package; or

(4)       if required by the Agents after the Registration Statement, the Prospectus or the Disclosure Package has been amended or supplemented (other than by an amendment or supplement providing solely for interest rates, maturity dates or other terms of Notes or similar changes or an amendment or supplement which relates exclusively to an offering of securities other than the Notes), the Company shall furnish or cause to be furnished to the Agents a certificate of the President, the Chief Financial Officer, the Treasurer, the Controller of the Company or any other authorized officer of the Company satisfactory to the Agents (an “Authorized Officer”) dated the date specified in the applicable Terms Agreement or dated the date of filing with the Commission of such supplement or document or the date of effectiveness of such amendment, as the case may be, in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section II(b) hereof which was last furnished to the Agents are true and correct as of the date specified in the applicable Terms Agreement or at the time of such filing, amendment or supplement, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus and the Disclosure Package as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section II(b), modified as necessary to relate to the Registration Statement, the Prospectus and the Disclosure Package as amended and supplemented to the time of delivery of such certificate.

(c)	Each time:

(1)       the Company accepts a Terms Agreement requiring such updating provisions;

(2)       the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the Commission that is incorporated by reference into the Prospectus or the Disclosure Package; or

(3)       if required by the Agents after:

(i)        the Company files a Current Report on Form 8-K required by Item 2 of Form 8-K with the Commission that is incorporated by reference into the Prospectus or the Disclosure Package; or

(ii)       the Registration Statement, the Prospectus or the Disclosure Package has been amended or supplemented (other than by an amendment or supplement providing solely for interest rates, maturity dates or other terms of the Notes or similar changes or an amendment or supplement which relates exclusively to an offering of securities other than the Notes), the Company shall furnish or cause to be furnished forthwith to the Agents and your counsel the written opinions of Company Counsel, dated the date specified in the applicable Terms Agreement or dated the date of filing with the Commission of such supplement or document or the date of effectiveness of such amendment, as the case may be, in form and substance satisfactory to the Agents, of the same tenor as the opinions referred to in Section II(a)(1) hereof, but modified, as necessary, to relate to the Registration Statement, the Prospectus and the Disclosure Package as amended and supplemented to the time of delivery of such opinions; or, in lieu of such opinions, counsel last furnishing such opinions to the Agents shall furnish the Agents with a letter substantially to the effect that the Agents may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement, the Prospectus and the Disclosure Package as amended and supplemented to the time of delivery of such letter authorizing reliance).

(d)	Each time:

(1)       the Company accepts a Terms Agreement requiring such updating provisions;

(2)       the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the Commission that is incorporated by reference into the Prospectus or the Disclosure Package; or

(3)	if required by the Agents after:

(i)        the Company files a Current Report on Form 8-K required by Item 2 of Form 8-K with the Commission that is incorporated by reference into the Prospectus or the Disclosure Package; or

(ii)       the Registration Statement, the Prospectus or the Disclosure Package has been amended or supplemented to include additional financial information required to be set forth or incorporated by reference therein under the terms of Item 11 of Form S-3 under the 1933 Act, the Company shall cause Deloitte & Touche to furnish the Agents a letter, dated the date specified in the applicable Terms Agreement or dated the date of effectiveness of such amendment, supplement or document filed with the Commission, as the case may be, in form satisfactory to the Agents, of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of Section II(c) hereof but modified to relate to the Registration Statement, the Prospectus and the Disclosure Package, as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section II(c) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement, the Prospectus or the Disclosure Package is amended or supplemented solely to include financial information as of and for a fiscal quarter, Deloitte & Touche may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement. If any other information included therein is of an accounting, financial or statistical nature, the Agents may request procedures be performed with respect to such other information. If Deloitte & Touche is willing to perform and report on the requested procedures, such letter should cover such other information. Any letter required to be provided by Deloitte & Touche hereunder shall be provided within 10 business days of the filing of the Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, within a reasonable time of a request made pursuant to subparagraph (iii) hereof or on the date specified in an applicable Terms Agreement.

(e)	Each time:

(1)       the Company accepts a Terms Agreement requiring such updating provisions; or

(2)       the Company files a Current Report on Form 8-K including pro forma financial information with respect to the Company’s acquisition of Rohm and Haas with the Commission that is incorporated by reference into the Prospectus or the Disclosure Package; or

the Company shall cause PwC to furnish the Agents a letter, dated the date specified in the applicable Terms Agreement or dated the date of such document is filed with the Commission, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section II(d) hereof but modified to relate to the Registration Statement, the Prospectus and the Disclosure Package, as amended and supplemented to the date of such letter; provided, however, that with respect to clause (2) above, PwC may limit the scope of such letter to the financial information of Rohm and Haas included in such filing. Any letter required to be provided by PwC hereunder shall be provided within 10 business days of the filing of the Form 8-K or on the date specified in an applicable Terms Agreement.

(f)        The Company represents and agrees that, unless it obtains the prior consent of the applicable Agent(s), and each applicable Agent represents and agrees that, unless it obtains the prior consent of the Company and the lead Agent(s), it has not made and will not make any offer relating to the Notes of the particular tranche that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission, other than a free writing prospectus containing the information contained in the final term sheet relating to such tranche of Notes. Any such free writing prospectus consented to by the Company and the lead Agent(s) is referred to herein as a

“Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and has complied and will comply with the requirements of Rule 433 applicable to each and every Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(g)       The Company hereby acknowledges that (a) the solicitation of purchases of the Notes and any purchase and sale of the Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Agents and any affiliate through which they may be acting, on the other, (b) the Underwriters (as defined in Exhibit E hereinafter) are acting as principal and not as an agent (except as provided herein) or fiduciary of the Company and (c) the Company’s engagement of the Agents in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Agents has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Agents have rendered advisory services of any nature or in any respect, or owe an agency (except as provided herein), fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

VIII.

(a)       The Company agrees to indemnify and hold harmless each Agent and each person who controls any Agent within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Statutory Prospectus, the Prospectus or any Issuer Free Writing Prospectus, amendment or supplement thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any reasonable and properly documented out-of-pocket legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Agent specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)       Each Agent severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to written information relating to such Agent furnished to the Company by or on behalf of such Agent specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Agent may otherwise have. The Company acknowledges that the name of such Agent appearing on the front cover of the Prospectus, the name of such Agent appearing in the Summary section of the Prospectus on page S-1 and the second and third to last sentences of the first paragraph, the second and third sentences of the second paragraph, the third sentence of the fifth paragraph, and, with respect to the Purchasing Agent only, the entire sixth paragraph, all under the Section “Plan of Distribution” in the Prospectus constitute the only information furnished in writing by or on behalf of such Agent for inclusion in the documents referred to in the foregoing indemnity.

(c)       Promptly after receipt by an indemnified party under this Section VIII of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section VIII, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent, if any, that such failure materially prejudices the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section VIII for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Agents in the case of paragraph (a), representing the indemnified parties under paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

(d)       To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section VIII is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on the grounds of policy or otherwise, the Company and the Agents shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Agents may be subject in such proportion so that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Agent bears to the total sales price from the sale of Notes sold to or through the Agents to the date of such liability, and the Company is responsible for the balance. However, if the allocation provided by the foregoing sentence is not permitted by applicable law, the Company and the Agents shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Agents may be subject in such proportion to reflect the relative fault of the Company on the one hand and the Agents on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Agent, the parties’ relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Agents agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding anything to the contrary contained herein, (i) in no case shall an Agent be responsible for any amount in excess of the commissions and underwriting discounts received by such Agent in connection with the Notes from which such losses, liabilities, claims, damages and expenses arise and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section VIII, each person who controls any Agent within the meaning of the 1933 Act shall have the same rights to contribution as such Agent, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

IX.

The Company may elect to suspend or terminate the offering of Notes under this Agreement at any time; the Company also (as to any one or more of the Agents) or any Agent (as to itself) may terminate the appointment and arrangements described in this Agreement. Upon receipt of instructions from the Company, the Purchasing Agent shall suspend or terminate the participation of any Selected Dealer under the Master Selected Dealer Agreement attached hereto as Exhibit E. Such actions may be taken, in the case of the Company, by giving prompt written notice of suspension to all of the Agents and by giving not less than 5 days’ written notice of termination to the affected party and the other parties to this Agreement, or in the case of an Agent, by giving not less than 5 days’ written notice of termination to the Company and except that, if at the time of termination an offer for the purchase of Notes shall have been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto shall not yet have occurred, the Company shall have the obligations provided herein with respect to such Note or Notes. The Company shall promptly notify the other parties in writing of any such termination.

The Purchasing Agent may, and, upon the request of an Agent with respect to any Notes being purchased by such Agent shall, terminate any agreement hereunder by the Purchasing Agent to purchase such Notes, immediately upon notice to the Company at any time prior to the Settlement Date relating thereto, (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Registration Statement (exclusive of any amendment or supplement thereto since the date of the applicable Terms Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or (ii) if there shall have occurred, since the date of such agreement, any outbreak or material escalation of hostilities or other national or international calamity or crisis, financial or otherwise, the effect of which is such as to make it, in the sole judgment of the Purchasing Agent or such Agent, impracticable or inadvisable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if, since the date of such agreement, trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, (iv) if there shall have come to the Purchasing Agent’s or such Agent’s attention any facts that would cause the Purchasing Agent or such Agent to believe that the Prospectus and the Disclosure Package, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading, (v) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of any agreement by the Purchasing Agent or such Agent to purchase Notes as principal shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company or (vi) if, since the date of such agreement, a banking moratorium shall have been declared by either Federal or New York authorities.

Any Terms Agreement shall be subject to termination in your absolute discretion on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by the Purchasing Agent to purchase Notes as principal, and the termination of any such agreement shall not require termination of this Agreement.

If this Agreement is terminated, Section III(c) and (e), Section VIII and Section XII hereof shall survive and shall remain in effect; provided that if at the time of termination of this Agreement an offer to purchase Notes has been accepted by the Company but the time of delivery to the Purchasing Agent of such Notes has not occurred, the provisions of all of Section III, Section IV(b) and Section V shall also survive until time of delivery.

In the event a proposed offering is not completed according to the terms of this Agreement, an Agent will be reimbursed by the Company only for out-of-pocket accountable expenses actually incurred.

X.

Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to an Agent shall be sufficient in all respects if delivered in person or sent by telex, facsimile transmission (confirmed in writing), or registered mail to such Agent at its address, telex or facsimile number set forth on Annex A hereto and if to the Company shall be sufficient in all respects if delivered or sent by telex, facsimile transmission (confirmed in writing) or registered mail to the Company at the address specified below. All such notices shall be effective on receipt.

If to the Company:

The Dow Chemical Company

2030 Dow Center

Midland, Michigan 48674

Attention: Treasurer

Telecopy: (989) 636-2705

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section.

XI.

This Agreement shall be binding upon the Agents and the Company, and inure solely to the benefit of the Agents and the Company and any other person expressly entitled to indemnification hereunder and the respective personal representatives, successors and assigns of each, and no other person shall acquire or have any rights under or by virtue of this Agreement.

XII.

This agreement shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed in that state. Each party to this Agreement irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this Agreement may be brought in any Federal or New York State court sitting in the County of New York, New York, and, by execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in person, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum.

XIII.

If this Agreement is executed by or on behalf of any party, such person hereby states that at the time of the execution of this Agreement he has no notice of revocation of the power of attorney by which he has executed this Agreement as such attorney.

The Company will pay the following expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement; (ii) the preparation, issuance and delivery of the Notes; (iii) all expenses incurred in preparing, printing and distributing each Issuer Free Writing Prospectus to investors or prospective investors, (iv) the fees and disbursements of the Company’s auditors, of the Trustee and its counsel and of any paying or other agents appointed by the Company; (v) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and the Prospectus; (vi) the reasonable fees and disbursements of Mayer Brown, counsel for the Agents; (vii) if the Company lists Notes on a securities exchange, the costs and fees of such listing; (viii) the fees and expenses, if any, including the reasonable fees and disbursements of Mayer Brown incurred with respect to any filing with the National Association of Securities Dealers, Inc.; (ix) the cost of providing CUSIP or other identification numbers for the Notes; (x) all reasonable expenses (including fees and disbursements of Mayer Brown) in connection with “Blue Sky” qualifications; and (xi) any fees charged by rating agencies for the rating of the Notes.

This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Company and you.

Very truly yours,
THE DOW CHEMICAL COMPANY
By:	/s/ Fernando Ruiz
Name: Fernando Ruiz Title: Corporate Vice President and Treasurer

Confirmed and accepted

as of the date first above written:

BANC OF AMERICA SECURITIES LLC
By:	/s/ Wylie Collins
Name: Wylie Collins
Title: Managing Directors

Signature Page to Selling Agent Agreement

Confirmed and accepted

as of the date first above written:

INCAPITAL LLC
By:	/s/ Joseph J. Novak
Name: Joseph J. Novak
Title: Secretary

Confirmed and accepted

as of the date first above written:

CHARLES SCHWAB & CO., INC.
By:	/s/ Mark Mesinger
Name: Mark Mesinger
Title: Vice President

Signature Page to Selling Agent Agreement

Confirmed and accepted

as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.
By:	/s/ Brian D. Bednarski
Name: Brian D. Bednarski
Title: Managing Director

Signature Page to Selling Agent Agreement

Confirmed and accepted

as of the date first above written:

MORGAN STANLEY & CO. INCORPORATED
By:	/s/ Yurij slyz
Name: Yurij slyz
Title: Vice President

Signature Page to Selling Agent Agreement

Confirmed and accepted

as of the date first above written:

UBS SECURITIES LLC
By:	/s/ John Doherty
Name: John Doherty
Title: Managing Director
By	/s/ Christopher Fernando
Name: Christopher Fernando Title: Associate Director

Signature Page to Selling Agent Agreement

Confirmed and accepted

as of the date first above written:

WELLS FARGO ADVISORS, LLC
By:	/s/ Kristen Maher
Name: Kristen Maher
Title: Senior Vice President

Signature Page to Selling Agent Agreement

ANNEX A

AGENT CONTACT INFORMATION

Banc of America Securities LLC

One Bryant Park

NY1-100-18-03

New York, New York 10036

Attention: High Grade Transaction Management/Legal

Fax: (646) 855-5958

Incapital LLC

200 South Wacker Drive

Suite 3700

Chicago, Illinois 60606

Fax: (312) 379-3701

Charles Schwab & Co., Inc.

Fixed Income Department

215 Fremont Street, 4th Floor

San Francisco, California 94105

Attention: Peter Campfield

Fax: (415) 667-7781

Citigroup Global Markets Inc.

Medium-Term Note Department

388 Greenwich Street

New York, New York 10013

Fax: (212) 816-0949

Morgan Stanley & Co. Incorporated

1585 Broadway, 29th Floor

New York, NY 10036

Attention: Investment Banking Division

Phone: (212) 761-6691

Fascimile: (212) 507-8999

UBS Securities LLC

Taxable Fixed Income Department

Attention: Corporate Desk

800 Harbor Boulevard

Weehawken, New Jersey 07087

Fax: (201) 352-6900

Wells Fargo Advisors, LLC

Mail Code MO1860

One North Jefferson Avenue

St. Louis, Missouri 63103

Attention: Julie Pemiciaro - Fixed Income Desk

Fax: (314) 955-5719

EXHIBIT A

DEALER AGENT PROGRAM

The following Concessions are payable as a percentage of the non-discounted Price to Public of each Note sold through the Purchasing Agent.

9 months to less than 18 months	0.300%
18 months to less than 24 months	0.425%
24 months to less than 30 months	0.550%
30 months to less than 42 months	0.825%
42 months to less than 54 months	0.950%
54 months to less than 66 months	1.250%
66 months to less than 78 months	1.350%
78 months to less than 90 months	1.450%
90 months to less than 102 months	1.550%
102 months to less than 114 months	1.650%
114 months to less than 126 months	1.800%
126 months to less than 138 months	1.900%
138 months to less than 150 months	2.000%
150 months to less than 162 months	2.150%
162 months to less than 174 months	2.300%
174 months to less than 186 months	2.500%
186 months to less than 198 months	2.600%
198 months to less than 210 months	2.700%
210 months to less than 222 months	2.800%
222 months to less than 234 months	2.900%
234 months to less than 360 months	3.000%
360 months or greater	3.150%

A-1

EXHIBIT B

The Dow Chemical Company

$500,000,000

INTERNOTES

DUE FROM NINE MONTHS OR MORE FROM DATE OF ISSUE

ADMINISTRATIVE PROCEDURES

InterNotes, due from nine months or more from date of issue are offered on a continuing basis by The Dow Chemical Company (the “Company”). The Notes will be offered by Incapital LLC (the “Purchasing Agent”), Banc of America Securities LLC, Charles Schwab & Company, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wells Fargo Advisors, LLC, (collectively, the “Agents”) pursuant to a Selling Agent Agreement among the Company and the Agents dated as of the date hereof (the “Selling Agent Agreement”) and one or more terms agreements substantially in the form attached to the Selling Agent Agreement as Exhibit C (each a “Terms Agreement”). The Notes are being resold by the Purchasing Agent (and by any Agent that purchases them from the Purchasing Agent) (i) directly to customers of the Agents or (ii) to selected broker-dealers (the “Selected Dealers”) for distribution to their customers pursuant to a Master Selected Dealer Agreement (a “Dealers Agreement”) attached to the Selling Agent Agreement as Exhibit E. The Agents have agreed to use their reasonable best efforts to solicit purchases of the Notes. The Notes have been registered with the Securities and Exchange Commission (the “Commission”). The Bank of New York Mellon Trust Company, N.A., is the trustee (the “Trustee”) for the debt under the indenture, dated as of May 1, 2008 (the “Indenture”) covering the Notes. Pursuant to the terms of the Indenture, The Bank of New York Mellon Trust Company, N.A. also will serve as authenticating agent, issuing agent and paying agent.

Each tranche of Notes will be issued in book-entry only form (“Notes”) and represented by one or more fully registered global notes without coupons (each, a “Global Note”) held by the Trustee, as agent for The Depository Trust Corporation (“DTC”) and recorded in the book-entry system maintained by DTC. Each Global Note will have the annual interest rate, maturity and other terms set forth in the relevant Pricing Supplement (as defined in the Selling Agent Agreement). Owners of beneficial interests in a Global Note will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture.

Administrative procedures and specific terms of the offering are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

Notes will be issued in accordance with the administrative procedures set forth in herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Selling Agent Agreement or the Prospectus and the Pricing Supplement (together, the “Prospectus”), the relevant provisions of the Notes, the Indenture, the Selling Agent Agreement and the Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Selling Agent Agreement, the Prospectus in the form most recently filed with the Commission pursuant to Rule 424 of the 1933 Act, or in the Indenture.

Administrative Procedures for Notes

In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated April 25, 2003 and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the “Certificate Agreement”) dated May 26, 1989 and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”). The procedures set forth below may be modified in compliance with DTC’s then-applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent.

Maturities:

Each Note will mature on a date (the “Maturity Date”) not less than nine months after the date of delivery by the Company of such Note. Notes will mature on any date selected by the initial purchaser and agreed to by the Company. “Maturity” when used with respect to any Note, means the date on which the outstanding principal amount of such Note becomes due and payable in full in accordance with its terms, whether at its Maturity Date or by declaration of acceleration, call for redemption, repayment or otherwise.

Issuance:	All Notes having the same terms will be represented initially by a single Global Note. Each Global Note will be dated and issued as of the date of its authentication by the Trustee.

Each Global Note will bear an original issue date (the “Original Issue Date”). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Identification Numbers:

The Company has received from the CUSIP Service Bureau (the CUSIP Service Bureau”) of Standard & Poor’s Corporation (“Standard & Poor’s”) one series of CUSIP numbers consisting of approximately 900 CUSIP numbers for future assignment to Global Notes. The Company will provide the Purchasing Agent, DTC and the Trustee with a list of such CUSIP numbers. On behalf of the Company, the Purchasing Agent will assign CUSIP numbers as described below under Settlement Procedure “B”. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Notes. The Company will reserve additional CUSIP numbers when necessary for assignment to Global Notes and will provide the Purchasing Agent, the Trustee and DTC with the list of additional CUSIP numbers so obtained.

Registration:

Unless otherwise specified by DTC, Global Notes will be issued only in fully registered form without coupons. Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Note Register maintained under the Indenture by the Trustee. The beneficial owner of a Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner of such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:

Transfers of interests in a Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such interests.

Exchanges:

The Trustee, at the Company’s request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent Notes having the same terms or (except that Issue Dates need not be the same) and for which interest, if any, has been paid to the same date and which otherwise constitute Notes of the same series and tenor under the Indenture, (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date, if any, for the related Notes, on which such Global Notes shall be exchanged for a single replacement Global Note and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its participants (including the Issuing Agent) and the Trustee a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $500,000,000 in aggregate principal or face amount, one replacement Global Note will be authenticated and issued to represent each $500,000,000 of principal or face amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (See “Denominations” below).

Denominations:

Unless otherwise agreed by the Company, Notes will be issued in denominations of $1,000 or more (in multiples of $1,000). Global Notes will be denominated in principal or face amounts not in excess of $500,000,000 or any other limit set by DTC (the “Permitted Amount”). If one or more Notes having an aggregate principal or face amount in excess of the Permitted Amount would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each Permitted Amount principal or face amount of such Note or Notes and an additional Global Note will be Issued to represent any remaining principal amount of such Note or Notes. In such case, each of the Global Notes representing such Note or Notes shall be assigned the same CUSIP number.

Issue Price:	Unless otherwise specified in an applicable Pricing Supplement, each Note will be issued at the percentage of principal amount specified in the Prospectus relating to such Note.

Interest:

General. Each Note will bear interest at a fixed rate. Interest on each Note will accrue from the Issue Date of such Note for the first interest period and from the most recent Interest Payment Date to which interest has been paid for all subsequent interest periods. Except as set forth hereafter, each payment of interest on a Note will include interest accrued to, but excluding, as the case may be, the Interest Payment Date or the date of Maturity (other than a Maturity Date of a Note occurring on the 31st day of a month in which case such payment of interest will include interest accrued to but excluding the 30th day of such month). Any payment of principal, premium or interest required to be made on a day that is not a Business Day (as defined below) may be made on the next succeeding Business Day and no interest shall accrue as a result of any such delayed payment.

Each pending deposit message described under Settlement Procedure “C” below will be routed to Standard & Poor’s Corporation, which will use the message to include certain information regarding the related Notes in the appropriate daily bond report published by Standard & Poor’s Corporation.

Each Note will bear interest from, and including, its Issue Date at the rate per annum set forth thereon and in the applicable Pricing Supplement until the principal amount thereof is paid, or made available for payment, in full. Unless otherwise specified in the applicable Pricing Supplement, interest on each Note will be payable either monthly, quarterly, semi-annually or annually on each Interest Payment Date and at Maturity (or on the date of redemption or repayment if a Note is repurchased by the Company prior to maturity pursuant to mandatory or optional redemption or repayment provisions or the Survivor’s Option). Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, interest payable at Maturity, on a date of redemption or repayment or in connection with the exercise of the Survivor’s Option will be payable to the person to whom principal shall be payable.

Any payment of principal, and premium, if any, or interest required to be made on a Note on a day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no additional interest shall accrue as a result of such delayed payment. Unless otherwise specified in the applicable Pricing Supplement, any interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest rates the Company will agree to pay on newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.

The Interest Payment Dates for a Note that provides for monthly interest payments shall be the fifteenth day of each calendar month, commencing in the calendar month that next succeeds the month in which the Note is issued. In the case of a Note that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of each third month, commencing in the third succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for semi-annual interest payments, the Interest Payment dates shall be the fifteenth day of each sixth month, commencing in the sixth succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for annual interest payments, the Interest Payment Date shall be the fifteenth day of every twelfth month, commencing in the twelfth succeeding calendar month following the month in which the Note is issued. The Regular Record Date with respect to any Interest Payment Date shall be the first day of the calendar month in which such Interest Payment Date occurred, except that the Regular Record Date with respect to the final Interest Payment Date shall be the final Interest Payment Date.

Each payment of interest on a Note shall include accrued interest from and including the Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or Maturity Date, as the case may be.

Calculation of Interest:

Interest on the Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. (Examples of interest calculations are as follows: October 1, 2009 to April 1, 2010 equals 6 months and 0 days, or 180 days; the interest paid equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from December 3, 2009 to April 1, 2010 equals 3 months and 28 days, or 118 days; the interest payable equals 118/360 times the annual rate of interest times the principal amount of the Note.)

Business Day:

“Business Day” means, unless otherwise specified in the applicable Pricing Supplement, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.

Payments of Principal and Interest:

Payments of Principal and Interest. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest, if any, to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with a Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor’s. On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than on the Maturity Date), at the times and in the manner set forth below under “Manner of Payment.” If any Interest Payment Date for any Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

Payments on the Maturity Date. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note representing Notes maturing or subject to redemption (pursuant to a sinking fund or otherwise) or repayment (“Maturity”) in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Global Note, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under “Manner of Payment.” If the Maturity Date of any Global Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date. Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Note and all other Notes represented by such Global Note, the Trustee will cancel and destroy such Global Note in accordance with the Indenture and so advise the Company.

Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Global Notes to an account specified by the Trustee. Prior to 10:00 a.m., New York City time, on the date of Maturity or as soon as possible thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between DTC and the Trustee, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date. On each Interest Payment Date (other than on the Maturity Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Notes to such Participants.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Rate Setting and Posting:

The Company and the Agents will discuss, from time to time, the aggregate principal amounts of, the Maturities, the Issue Price and the interest rates to be borne by Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set interest rates borne by any Notes in respect of which the Agents are to solicit orders (the setting of such interest rates to be referred to herein as “Posting”) or if the Company decides to change interest rates previously posted by it, it will promptly advise the Agents of the prices and interest rates to be posted.

The Purchasing Agent will assign a separate CUSIP number for each tranche of Notes to be posted, and will so advise and notify the Company and the Trustee of said assignment by telephone and/or by telecopier or other form of electronic transmission. The Purchasing Agent will include the assigned CUSIP number on all Posting notices communicated to the Agents and Selected Dealers.

Offering of Notes:

In the event that there is a Posting, the Purchasing Agent will communicate to each of the Agents and Selected Dealers the aggregate principal amount and Maturities of, along with the interest rates to be borne by, each tranche of Notes that is the subject of the Posting. Thereafter, the Purchasing Agent, along with the other Agents and the Selected Dealers, will solicit offers to purchase the Notes accordingly.

Purchase of Notes by the Purchasing Agent:

The Purchasing Agent will, no later than 12:00 noon (New York City time) on the seventh day subsequent to the day on which such Posting occurs, or if such seventh day is not a Business Day on the preceding Business Day, or on such other Business Day and time as shall be mutually agreed upon by the Company and the Agents (any such day, a “Trade Day”), (i) complete, execute and deliver to the Company a Terms Agreement that sets forth, among other things, the amount of each tranche that the Purchasing Agent is offering to purchase or (ii) inform the Company that none of the Notes of a particular tranche will be purchased by the Purchasing Agent.

Acceptance and Rejection of Orders:

Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Notes and may reject any such order in whole or in part. Unless otherwise instructed by the Company, the Purchasing Agent will promptly advise the Company by telephone of all offers to purchase Notes received by it, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. No order for less than $1,000 principal amount of Notes will be accepted.

Upon receipt of a completed and executed Terms Agreement from the Purchasing Agent, the Company will (i) promptly execute and return such Terms Agreement to the Purchasing Agent or (ii) inform the Purchasing Agent that its offer to purchase the Notes of a particular tranche has been rejected, in whole or in part. The Purchasing Agent will thereafter promptly inform the other Agents and participating Selected Dealers of the action taken by the Company.

Preparation of Pricing Supplement:

If any offer to purchase a Note is accepted by or on behalf of the Company, the Company will provide a Pricing Supplement (substantially in the form attached to the Selling Agent Agreement as Exhibit D) reflecting the terms of such Note and will have filed such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act. The Company shall use its reasonable best efforts to send such Pricing Supplement by email or telecopy to the Purchasing Agent and the Trustee by 3:00 p.m. (New York City Time) on the applicable Trade Day. The Purchasing Agent shall use its reasonable best efforts to send such Pricing Supplement and the Prospectus by email or telecopy or overnight express (for delivery by the close of business on the applicable Trade Day, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable Trade Date) to each Agent (or other Selected Dealer) which made or presented the offer to purchase the applicable Note and the Trustee at the following applicable address:

if to Banc of America Securities LLC, to: One Bryant Park New York, New York 10036 Attention: Wylie Collins Telephone: (646) 855-6955 Telecopier: (646) 855-3664

if to Incapital LLC, to: 200 South Wacker Drive Suite 3700 Chicago, Illinois 60606 Telephone: (312) 379-3700 Telecopier: (312) 379-3701

if to Charles Schwab & Co., Inc., to: Fixed Income Department 215 Fremont Street San Francisco, California 94105 Attention: Peter Campfield Telephone: (415) 667-5072 Telecopier: (415) 667-5087

if to Citigroup Global Markets Inc., to: Attention: Annabelle Avila Brooklyn Army Terminal 140 58th Street 8th Floor Brooklyn, New York 11220 Telephone: (718) 765-6725 Telecopier: (718) 765-6734

if to Morgan Stanley & Co. Incorporated, to: Morgan Stanley & Co. Incorporated 180 Varick Street New York, New York 10014 Attention: Prospectus Department Tel: (866) 718-1649

if to UBS Securities LLC., to: Taxable Fixed Income Department Attention: Corporate Desk 800 Harbor Boulevard Weehawken, New Jersey 07087 Telephone: (201) 352-7150 Telecopier: (201) 352-6900

if to Wells Fargo Advisors, LLC, to:

Wells Fargo Advisors, LLC

Mail Code MO1860
One North Jefferson Avenue
St. Louis, Missouri 63103
Attention: Julie Pemiciaro—Fixed Income Desk
Telephone: (314) 875-5000
Telecopier: (314) 955-5719

and if to the Trustee, to: The Bank of New York Mellon Trust Company, N.A. Corporate Trust 2 North LaSalle Street, Suite 1020 Chicago Illinois 60602 Tel 312.827.8574 Attention: Roxane J. Ellwanger

For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to:

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

Attention: Edward S. Best

Telephone: (312) 701-7100

Fax: (312) 706-8106

Each such Agent (or Selected Dealer), in turn, pursuant to the terms of the Selling Agent Agreement and the Master Selected Dealer Agreement, will cause to be delivered a copy of the Prospectus and the applicable Pricing Supplement to each purchaser of Notes from such Agent or Selected Dealer.

Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Delivery of Confirmation and Prospectus to Purchaser by Presenting Agent:	Subject to “Suspension of Solicitation; Amendment or Supplement” below, the Agents will deliver a Prospectus and Pricing Supplement as herein described with respect to each Note sold by it.

For each offer to purchase a Note accepted by or on behalf of the Company, the Purchasing Agent will confirm in writing with each Agent or Selected Dealer the terms of such Note, the amount being purchased by such Agent or Selected Dealer and other applicable details described above and delivery and payment instructions, with a copy to the Company.

In addition, the Purchasing Agent, other Agent or Selected Dealer, as the case may be, will deliver to investors purchasing the Notes the Prospectus (including the Pricing Supplement) in relation to such Notes prior to or simultaneously with delivery of the confirmation of sale or delivery of the Note.

Settlement:

The receipt of immediately available funds by the Company in payment for Notes and the authentication and issuance of the Global Note representing such Notes shall constitute “Settlement” with respect to such Note. All orders accepted by the Company will be settled within one to three Business Days pursuant to the timetable for Settlement set forth below, unless the Company and the purchaser agree to Settlement on a later date, and shall be specified upon acceptance of such offer; provided, however, in all cases the Company will notify the Trustee on the date issuance instructions are given.

Settlement Procedures:

In the event of a purchase of Notes by any Agent, as agent, appropriate Settlement details, if different from those set forth below, will be set forth in the applicable Terms Agreement to be entered into between such Agent and the Company pursuant to the Selling Agent Agreement. Settlement Procedures with regard to each Note sold by an Agent, as principal for the Company, shall be as follows:

A.         After the acceptance of an offer by the Company with respect to a Note, the Purchasing Agent will communicate the following details of the terms of such offer (the “Note Sale Information”) to the Company by telephone confirmed in writing or by facsimile transmission or other acceptable written means:

1. Principal amount of the purchase;

2. Interest Rate per annum;

3. Interest Payment Frequency;

4. Settlement Date;

5. Maturity Date;

6. Price to Public;

7. Purchasing Agent’s commission determined pursuant to Section IV(a) of the Selling Agent Agreement;

8. Net proceeds to the Company;

9. Trade Date;

10. If a Note is redeemable by the Company or repayable by the Noteholder, such of the following as are applicable:

(i) The date on and after which such Note may be redeemed/repaid (the “Redemption/ Repayment Commencement Date”),

(ii) Initial redemption/repayment price (% of par), and

(iii) Amount (% of par) that the initial redemption/repayment price shall decline (but not below par) on each anniversary of the Redemption/Repayment Commencement Date;

11. Whether the Note has a Survivor’s Option;

12. If a Discount Note, the total amount of original issue discount, the yield to maturity and the initial accrual period of original issue discount;

13. DTC Participant Number of the institution through which the customer will hold the beneficial interest in the Global Note; and

14. Such other terms as are necessary to complete the applicable form of Note.

B.          The Company will confirm the previously assigned CUSIP number to the Global Note representing such Note and then advise the Trustee and the Purchasing Agent by telephone (confirmed in writing at any time on the same date) or by telecopier or other form of electronic transmission of the information received in accordance with Settlement Procedure “A” above, the assigned CUSIP number and the name of the Purchasing Agent. Each such communication by the Company will be deemed to constitute a representation and warranty by the Company to the Trustee and the Agents that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company; (ii) such Note, and the Global Note representing such Note, will conform with the terms of the Indenture; and (iii) upon authentication and delivery of the Global Note representing such Note, the aggregate principal amount of all Notes issued under the Indenture will not exceed the aggregate principal amount of Notes authorized for issuance at such time by the Company.

C. The Trustee will communicate to DTC and the Purchasing Agent through DTC’s Participant Terminal System, a pending deposit message specifying the following Settlement information:

1. The information received in accordance with Settlement Procedure “A”.

2. The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Purchasing Agent.

3.           The initial Interest Payment Date for such Note, number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date), and if then calculated, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Trustee).

4. The CUSIP number of the Global Note representing such Notes.

5. The frequency of interest.

6. Whether such Global Note represents any other Notes issued or to be issued (to the extent then known).

D. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

E. The Trustee will complete and deliver a Global Note representing such Note in a form that has been approved by the Company, the Agents and the Trustee.

F. The Trustee will authenticate the Global Note representing such Note and maintain possession of such Global Note.

G.         The Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Note to the Trustee’s participant account and credit such Note to the participant account of the Purchasing Agent maintained by DTC and (ii) debit the settlement account of the Purchasing Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less the Purchasing Agent’s commission. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Note representing such Note has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

H.         The Purchasing Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Note to the Purchasing Agent’s participant account and credit such Note to the participant accounts of the Participants to whom such Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Purchasing Agent maintained by DTC, in an amount equal to the price of the Note less the agreed upon commission so credited to their accounts.

I.           Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “G” and “H” will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

J.           The Trustee will credit to an account of the Company maintained at Citibank, N.A. funds available for immediate use in an amount equal to the amount credited to the Trustee’s DTC participant account in accordance with Settlement Procedure “G”.

K. The Trustee will send a copy of the Global Note representing such Note by first-class mail to the Company.

L.          Each Agent and Selected Dealer will confirm the purchase of each Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC’s Participant Terminal System or by mailing a written confirmation to such purchaser. In all cases the Prospectus as most recently amended or supplemented must accompany or precede such confirmation.

M.         Each Business Day, the Trustee will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures Timetable:

In the event of a purchase of Notes by the Purchasing Agent, as principal, appropriate Settlement details, if different from those set forth below will be set forth in the applicable Terms Agreement to be entered into between the Purchasing Agent and the Company pursuant to the Selling Agent Agreement.

Settlement Procedures “A” through “M” shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
	Procedure	Time

	A	4:00 p.m. on the Trade Day.

B	5:00 p.m. on the Trade Day.
C	2:00 p.m. on the Business Day before the Settlement Date.
D	10:00 a.m. on the Settlement Date.
E	12:00 p.m. on the Settlement Date.
F	12:30 a.m. on the Settlement Date.
G-H	2:00 p.m. on the Settlement Date.
I	4:45 p.m. on the Settlement Date.
J-L	5:00 p.m. on the Settlement Date.
M	Weekly or at the request of the Company.

NOTE: The Prospectus as most recently amended or supplemented must accompany or precede any written confirmation given to the customer (Settlement Procedure “L”). Settlement Procedure “I” is subject to extension in accordance with any extension Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If Settlement of a Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

If the Trustee fails to enter an SDFS deliver order with respect to a Note pursuant to Settlement Procedure “G”, the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains Notes having the same terms and having a principal amount that is at least equal to the principal amount of such Note to be debited. If withdrawal messages are processed with respect to all the Notes issued or to be issued represented by a Global Note, the Trustee will cancel such Global Note in accordance with the Indenture, make appropriate entries in its records and so advise the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Notes and shall be cancelled immediately after issuance, and the other of which shall represent the remaining Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note. If the purchase price for any Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC’s participant Terminal System reversing the orders entered pursuant to Settlement Procedures “G” and “H”, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Agent in the performance of its obligations hereunder or under the Selling Agent Agreement, the Company will reimburse the Agent on an equitable basis for its reasonable out-of-pocket accountable expenses actually incurred and loss of the use of funds during the period when they were credited to the account of the Company.

Notwithstanding the foregoing, upon any failure to settle with respect to a Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of Notes that were to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures “D” and “E”, for the authentication and issuance of a Global Note representing the other Notes to have been represented by such Global Note and will make appropriate entries in its records.

Procedure for Rate Changes:

Each time a decision has been reached to change rates, the Company will promptly advise the Agents of the new rates, who will forthwith suspend solicitation of purchases of Notes at the prior rates. The Agents may telephone the Company with recommendations as to the changed interest rates.

Suspension of Solicitation Amendment or Supplement:

Subject to the Company’s representations, warranties and covenants contained in the Selling Agent Agreement, the Company may instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Notes. Upon receipt of such instructions (which may be given orally), each Agent will forthwith suspend solicitation until such time as the Company has advised it that solicitation of purchases may be resumed.

In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

If the Company decides to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents and the Trustee with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agent Agreement. Subject to the provisions of the Selling Agent Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission.

Trustee Not to Risk Funds:

Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Agents or the purchasers, it being understood by all parties that payments made by the Trustee to either the Company or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.

Advertising Costs:

The Company shall have the sole right to approve the form and substance of any advertising an Agent may initiate in connection with such Agent’s solicitation to purchase the Notes. The expense of such advertising will be solely the responsibility of such Agent, unless otherwise agreed to by the Company.

EXHIBIT C

TERMS AGREEMENT

________, 200_

The Dow Chemical Company

2030 Dow Center

Midland, Michigan 48674

Attention: Treasurer

The undersigned agrees to purchase the following aggregate principal amount of Dow InterNotes:

$____________

The terms of such Notes shall be as follows:

CUSIP Number: __________

Notes:

Interest Rate: _____%

Maturity Date: __________

Price to Public: __________

Agent’s Concession: ___%

Net Proceeds to Issuer: _________

Settlement Date, Time and Place: __________

Survivor’s Option: __________

Interest Payment Frequency: __________

Optional Redemption/Repayment, if any: __________

Initial Redemption/Repayment Date[s]: __________

Applicable Time: __________

Redemption/Repayment Price: Initially ___% of Principal Amount and declining by ___% of the Principal Amount on each anniversary of the Initial Redemption/Repayment Date until the Redemption/Repayment Price is 100% of the Principal Amount.

[Any other terms and conditions agreed to by the Purchasing Agent and the Company]

INCAPITAL LLC
By:
Title:

ACCEPTED THE DOW CHEMICAL COMPANY
By:
Title:

C-1

Exhibit D

Form of Pricing Supplement

Pricing Supplement Dated:	Rule 424(b)(3)
(To Prospectus Dated February 23, 2007, and Prospectus Supplement dated November 6, 2009)	File No. 333-140859]
Pricing Supplement No.

U.S. $500,000,000

THE DOW CHEMICAL COMPANY

INTERNOTES®

DUE NINE MONTHS OR MORE FROM DATE OF ISSUE _________________________________________________________________

Trade Date:
Issue Date:
Joint Lead Managers:
Agents:

_________________________________________________________________

CUSIP NUMBER	PRINCIPAL AMOUNT	SELLING PRICE	GROSS CONCESSION	NET PROCEEDS	COUPON RATE	COUPON FREQUENCY

MATURITY DATE	FIRST COUPON DATE	FIRST COUPON AMOUNT	SURVIVOR’S OPTION	PRODUCT RANKING	REDEMPTION INFO

Other Terms:

D-1

EXHIBIT E

Master Selected Dealer Agreement

«FirstName»»

«Company»»

«Address1»»

«Address2»»

«City»», «State»» «Postal»»

Dear Selected Dealer:

In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

1.         Applicability of this Agreement. The terms and conditions of this Agreement shall be applicable to any public offering of securities (“Securities”), pursuant to a registration statement filed under the Securities Act of 1933 (the “Securities Act”), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Incapital LLC clearing through BNY Clearing Services, LLC (the “Account”) (acting for its own Account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers (“Selected Dealers”) and has expressly informed you that such terms and conditions shall be applicable. Any such offering of Securities to you as a Selected Dealer is hereinafter called an “Offering”. In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate (“Underwriters”), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives. The use of the defined term Underwriter shall be understood to include acting as agent.

2.         Conditions of Offering; Acceptance and Purchases. Any Offering: (i) will be subject to delivery of the Securities and their acceptance by us and any other Underwriters; (ii) may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and (iii) may be made on the basis of reservation of Securities or an allotment against subscription. We will advise you by electronic mail, facsimile or other form of Written Communication (as defined below) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c) hereof) of any Offering in which you are invited to participate. “Written Communication” may include, in the case of any Offering described in Section 3(a) hereof, Additional Information (as defined below) and, in the case of any Offering described in Section or 3(b) hereof, an offering circular) You agree that if we make electronic delivery of a prospectus or an offering circular or any supplement thereto, we have satisfied our obligation, if any, pursuant to Section 3 hereof to deliver to you a prospectus or an offering circular or any supplement thereto. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to Incapital LLC, One North LaSalle Street, Suite 3500, Chicago, IL 60602, (Fax: (312) 379-3701). We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Securities purchased by you shall be paid for on such date as we shall determine, on one day’s prior notice to you, by electronic transfer in an amount equal to the Public Offering Prices (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in Federal funds to the order of RBC Dain Correspondent Services clearing for the account of Incapital LLC, against delivery of the Securities. If Securities are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

3.	Offering Materials and Arrangements.

(a)       Registered Offerings. In the case of any Offering of Securities that are registered under the Securities Act (“Registered Offering”), the following terms shall have the following meanings. The term “Preliminary Prospectus” means any preliminary prospectus relating to the Offering or any preliminary prospectus supplement together with a prospectus relating to the Offering. The term “Prospectus” means the prospectus, together with the final prospectus supplement, if any, relating to the Offering filed or to be filed under Rule 424 of the Securities Act. The term “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the term “Permitted Free Writing Prospectus” means (i) a free writing prospectus authorized for use by us and the issuer in connection with the Offering of the Securities that has been or will be filed with the Commission in accordance with Rule 433(d) of the Securities Act or (ii) a free writing prospectus containing solely a description of terms of the Securities that (a) does not reflect the final terms, (b) is exempt from the filing requirement pursuant to Rule 433(d)(5)(i) and (c) is furnished to you by Incapital LLC. “Additional Information” means the Preliminary Prospectus together with each Permitted Free Writing Prospectus, if any, delivered to you relating to the Offering of Securities. In connection with any Registered Offering, we will provide to you electronically copies of the Additional Information and of the Prospectus (other than in each case information incorporated by reference therein) for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 and the applicable rules and regulations of the Securities and Exchange Commission (the “Commission) thereunder and will make available to you such number of copies of the Prospectus as you may reasonably request as soon as practicable after sufficient copies are made available to us by the issuer of the Securities.

You agree that you will not use, authorize use of, refer to, or participate in the planning for use of any written communication (as defined in Rule 405 under the Securities Act) concerning the Offering, any issuer of the Securities, (including, without limitation, any free writing prospectus and any information furnished by us and any issuer of Securities but not incorporated by reference into the Preliminary Prospectus or Prospectus) other than (a) any Preliminary Prospectus or Prospectus or (b) any Permitted Free Writing Prospectus.

You represent and warrant that you are familiar with the rules relating to the distribution of a Preliminary Prospectus and agree that you will comply therewith. You agree to make a record of your distribution of each Preliminary Prospectus and, when furnished with copies of any revised Preliminary Prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a Preliminary Prospectus.

You agree that in purchasing Securities in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the Preliminary Prospectus or final Prospectus delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriter to give any information or to make any representation not contained in the prospectus in connection with the sale of such Securities.

(b)       Offerings Pursuant to Offering Circular. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, we shall provide to you electronic copies of each preliminary offering circular, if any, any offering circular supplement and of the final offering circular relating thereto and will make available to you such number of copies of the final offering circular as you may reasonably request as soon as practicable after sufficient copies are made available to us by the issuer of the Securities. You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the preliminary or final offering circular delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

(c)       Offer and Sale to the Public. With respect to any Offering of Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Securities to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the “Public Offering Price”, the “Concession” and the “Reallowance”. With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 5 hereof, you agree to offer Securities to the public at no more than the Public Offering Price. If so notified by us, you may sell Securities to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the “Concession.” If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who are either (i) members in good standing of the Financial Industry Regulatory Authority (“FINRA”) (former the National Association of Securities Dealers, Inc. (“NASD”)) who agree to abide by the applicable rules of FINRA (see Section 4(a) below) or (ii) foreign banks, dealers or institutions not eligible for membership in FINRA who represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 4(a) hereof.

(d)       Over-allotment; Stabilization; Unsold Allotments. We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities. You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Securities purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker’s commissions or dealer’s mark-up, if any, paid in connection with such purchase or contract to purchase.

4.	Representations and Warranties.

(a)       FINRA. You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of FINRA or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in FINRA which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with FINRA’s interpretation with respect to free riding and withholding. You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of FINRA’s interpretation with respect to review of corporate financing as such requirements relate to such Offering.

You agree that, in connection with any purchase or sale of the Securities wherein a Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of Rule 2740 of the Conduct Rules of the NASD Manual (incorporated in the FINRA Rules) and (2) if you are a non-FINRA member broker or dealer in a foreign country, you will also comply (a), as though you were a FINRA member, with the provisions of Rules 2730, 2740, 2750, and 2790 of the Conduct Rules of the NASD Manual and (b) with Rule 2420 thereof as that section applies to a non-FINRA member broker or dealer in a foreign country.

You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a selling Concession, discount or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

(b)       Relationship among Underwriters and Selected Dealers. We may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering

Price less all or any part of the Concession. Unless otherwise specified in a separate agreement between you and us, this agreement does not authorize you to act as agent for: (i) us; (ii) any Underwriter; (iii) the issuer; or (iv) other seller of any Securities in offering Securities to the public or otherwise. Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

(c)       Role of Incapital; Legal Responsibility. Incapital is acting as representative of each of the Underwriters in all matters connected with the Offering of the Securities and with the Underwriters’ purchases (or solicitation for purchase) of the Securities. The rights and liabilities of each Underwriter of Securities and each Selected Dealer shall be several and not joint. Incapital, as such, shall have full authority to take such action as it deems advisable in all matters pertaining to the Offering of the Securities or arising under this Agreement. Incapital will have no liability to any Selected Dealer for any act or omission except for obligations expressly assumed by it hereunder, and no obligations on the part of Incapital will be implied hereby or inferred herefrom.

(d)       Blue Sky Laws. Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.

(e)       U.S. Patriot Act/Office of Foreign Asset Control (OFAC). You represent and warrant, on behalf of yourself and any subsidiary, affiliate, or agent to be used by you in the context of this Agreement, that you and they comply and will comply with all applicable rules and regulations of the Office of Foreign Assets Control of the U.S. Department of the Treasury and all applicable requirements of the U.S. Bank Secrecy Act and the USA PATRIOT Act and the rules and regulations promulgated thereunder.

(f)        Cease and Desist Proceedings. You represent and warrant that you are not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the Offering.

5.         Indemnification. You hereby agree to indemnify and hold us harmless and to indemnify and hold harmless the Issuers, any Underwriter and any of our affiliates from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any action or claim) caused by your failure or the failure of any other subsidiary, affiliate or agent of yours or the failure of any Selling Agent of yours to offer or sell the Securities in compliance with any applicable law or regulation, to comply with the provisions hereof including, but not limited to, any actual or alleged breach or violation of any representations and warranties contained herein or to obtain any consent, approval or permission required in connection with the distribution of the Securities.

6.         Termination, Supplements and Amendments. This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto. This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to “this Agreement” herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

7.         Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in Section 1 hereof, and the respective successors and assigns of each of them.

8.         Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of Illinois.

Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Sections 3 and 4 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you have requested and received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

Very truly yours,
INCAPITAL LLC
By:
Thomas S. Ricketts
Managing Member

CONFIRMED:	, 20
«Company»»
By:
Name:
(Print name)
Title:

Exhibit 4.1

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	REGISTERED
CUSIP ______________ No. _____________

THE DOW CHEMICAL COMPANY

DOW INTERNOTES®

          THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT:
ORIGINAL ISSUE DATE:	INTEREST RATE:	MATURITY DATE:
ORIGINAL ISSUE DISCOUNT NOTE:	TOTAL AMOUNT OF OID:

ISSUE PRICE: (expressed as a percentage of aggregate principal amount):

INTEREST PAYMENT DATES (check

one if applicable)

☐ Monthly	☐ Quarterly
☐ Semi-annual	☐ Annual

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REDEMPTION RIGHT	☐ Yes (If yes, the Company has the right to redeem this Security on any Interest Payment Date after __________.)
REPAYMENT RIGHT	☐ Yes (If yes, the holder of this Security has the right to the repayment of this Security on any Interest Payment Date after.)

SURVIVOR’S OPTION:

☐ Yes	☐ No

THE DOW CHEMICAL COMPANY, a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount stated above on the Maturity Date shown above, and to pay interest on each payment date and at maturity as follows:

●

in the case of a Security that provides for monthly interest payments, the Interest Payment Dates shall be the fifteenth day of each calendar month (or, if not a Business Day, the next succeeding Business Day), commencing the first succeeding calendar month following the month in which the Security is issued;

●

in the case of a Security that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of every third month (or, if not a Business Day, the next succeeding Business Day), commencing in the third succeeding calendar month following the month in which the Security is issued;

●

in the case of a Security that provides for semi-annual interest payments, the Interest Payment Dates shall be the fifteenth day of each sixth month (or, if not a Business Day, the next succeeding Business Day), commencing in the sixth succeeding calendar month following the month in which the Security is issued; and

●

in the case of a Security that provides for annual interest payments, the Interest Payment Date shall be the fifteenth day of every twelfth month (or, if not a Business Day, the next succeeding Business Day), commencing in the twelfth succeeding calendar month following the month in which the Security is issued.

The first payment of interest on any Security originally issued between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date to the registered owner of such Security on such next succeeding Record Date. Unless the applicable pricing supplement states otherwise, interest on the Securities will be computed on the basis of a 360-day year of twelve 30-day months.

Interest payments on this Security will include interest accrued from and including the last date in respect of which interest has been paid or duly provided for (or from and including the Original Issue Date if no interest has been paid or provided for) to but excluding the Interest Payment Date or the Maturity Date, as the case may be. If the Interest Payment Date or the Maturity for any Security falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from such Interest Payment Date or Maturity, as the case may be. The interest payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is

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registered at the close of business on the Record Date, which shall be the close of business on the first day of the calendar month in which such Interest Payment Date occurs, whether or not such date shall be a Business Day, and the interest payable at maturity will be payable to the person to whom the principal hereof shall be payable.

Payments of such principal and interest shall be made in United States dollars at the office or agency of the Company in Chicago, Illinois, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be at the principal office of The Bank of New York Mellon Trust Company, N.A., Two North LaSalle Street, Chicago, Illinois 60602 (the “Corporate Trust Office”); provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security register; provided, further that so long as CEDE & CO. or another nominee of the Depositary is the registered owner of this Security, payments of principal and interest will be made in immediately available funds through the Depositary’s Same-Day Funds Settlement System.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, THE DOW CHEMICAL COMPANY has caused this instrument to be signed by facsimile by its duly authorized representative.

Dated:

[SEAL]

Attest:	THE DOW CHEMICAL COMPANY

By: ____________________________	By: _______________________________
Name:	Name:
Title:	Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee
By: _______________________________________
Authorized Signatory

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REVERSE OF SECURITY

THE DOW CHEMICAL COMPANY

DOW INTERNOTESSM

1.         General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an Indenture, dated as of May 1, 2008 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities of the series designated on the face hereof. The Securities of this series may bear different dates, mature at different times and bear interest at different rates. The Securities of this series may be issued from time to time in an aggregate principal amount of up to $500,000,000 (including in such amount the offering price of any such Securities sold at a discount), which amount may be increased if duly authorized by the Company.

2.         Redemption at the Option of the Company. Unless a Redemption Right is specified on the face hereof, this Security shall not be redeemable at the option of the Company before the Maturity Date specified on the face hereof. If a Redemption Right is so specified, this Security may be redeemed at the option of the Company on any Interest Payment Date on and after the date, if any, specified on the face hereof (each, a “Redemption Date”). This Security may be redeemed on any Redemption Date in whole or in part in increments of $1,000 (an “Authorized Denomination”) at the option of the Company at a redemption price equal to 100% of the principal amount to be redeemed, together with accrued interest to the Redemption Date, on written notice given not more than 60 days nor less than 30 days prior to the proposed Redemption Date. In the event of redemption of this Security in part only, a new Security for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

3.         Repayment at the Option of the Holder. Unless a Repayment Right is specified on the face hereof, this Security shall not be repayable at the option of the Holder on any date prior to the Maturity Date specified on the face hereof, other than in connection with any applicable Survivor’s Option (defined below). If a Repayment Right is so specified, this Security is subject to repayment at the option of the Holder on any Interest Payment Date on and after the date, if any, indicated on the face hereof (each, a “Repayment Date”). On any Repayment Date this Security shall be repayable in whole or in part in increments of $1,000 at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued interest thereon to the Repayment Date. In order for a Security to be repaid in whole or in part at the option of the Holder, the Trustee must receive, at the Corporate Trust Office, or such other office of which the Company shall from time to time notify the holders of the Securities, at least 30 but not more than 60 days prior to the Repayment Date on which this Security is to be repaid, this Security with the form entitled “Option to Elect Repayment” below duly completed. Once this Security is delivered for repayment, the Holder may not revoke its exercise of the repayment option.

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4.        Repayment Upon Death. If the Survivor’s Option is affirmatively specified on the face hereof, the Holder of the Security shall have the right to require the Company to repay a Security prior to its maturity date upon the death of the beneficial owner of the Security as described below. The Company calls this right the “Survivor’s Option.”

Upon exercise of the Survivor’s Option, the Company will, at its option, either repay or repurchase any Security (or portion thereof) properly tendered for repayment by or on behalf of the person (the “Representative”) that has authority to act on behalf of the deceased beneficial owner of the Security at a price equal to the sum of:

●	100% of the principal amount of the deceased beneficial owner’s beneficial interest in such Security, and
●	accrued and unpaid interest, if any, to the date of such repayment or repurchase,

subject to the following limitations.

The Survivor’s Option may not be exercised unless the Security was owned by the beneficial owner or the estate of that beneficial owner at least six months prior to such exercise.In addition, the Company may limit the aggregate principal amount of Securities as to which the Survivor’s Option may be exercised as follows:

●

In any calendar year, the Company may, in its sole discretion, limit the aggregate principal amount to the greater of 2% of the outstanding aggregate principal amount of the Securities as of December 31 of the most recently completed calendar year or $2,000,000. The Company calls this limitation the “annual put limitation.”

●

For any individual deceased beneficial owner of Securities, the Company may limit the aggregate principal amount to $250,000 for any calendar year. The Company calls this limitation the “individual put limitation.”

The Company will not make principal repayments pursuant to the exercise of the Survivor’s Option except in principal amounts of $1,000 and multiples of $1,000. If the limitations described above would result in the partial repayment of any Security, the principal amount of the Security remaining outstanding after repayment must be at least $1,000.

An otherwise valid election to exercise the Survivor’s Option may not be withdrawn. Each Security (or portion thereof) tendered pursuant to a valid exercise of the Survivor’s Option will be accepted in the order all such Securities are received by the Trustee, unless the acceptance of that Security would contravene the annual put limitation or the individual put limitation. If, as of the end of any calendar year, the aggregate principal amount of Securities (or portions thereof) that have been tendered pursuant to the valid exercise of the Survivor’s Option during that year has exceeded either the annual put limitation or the individual put limitation for that year, any exercise(s) of the Survivor’s Option with respect to Securities (or portions thereof) not accepted during such calendar year because such acceptance would have contravened either such limitation shall be deemed to be tendered in the following calendar year in the order all such Securities (or portions thereof) were originally tendered.

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Any Security (or portion thereof) accepted for repayment or repurchase pursuant to exercise of the Survivor’s Option will be repaid or repurchased on the first Interest Payment Date to occur at least 20 calendar days after the date of acceptance. If that date is not a Business Day, payment will be made on the next succeeding Business Day. In the event that a Security (or any portion thereof) tendered for repayment or repurchase pursuant to valid exercise of the Survivor’s Option is not accepted, the Trustee will deliver a notice by first-class mail to the registered Holder, at that Holder’s last known address as indicated in the Security register, that states the reason that the Security (or portion thereof) has not been accepted for repayment.

Subject to the foregoing, in order to validly exercise a Survivor’s Option, the Trustee must receive from the representative of the deceased beneficial owner:

●

appropriate evidence satisfactory to the Trustee (A) that the deceased was the beneficial owner of such Security at the time of death and the interest in such Security was owned by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment or purchase, (B) that the death of such beneficial owner has occurred, (C) of the date of such death, and (D) that the Representative has authority to act on behalf of the deceased beneficial owner;

●

if the interest in the Security is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Trustee from such nominee attesting to the deceased’s beneficial ownership of the Security;

●

a written request for repayment signed by the Representative, with the signature guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

●	if applicable, a properly executed assignment or endorsement;
●

tax waivers and such other instruments or documents that the Trustee reasonably required in order to establish the validity of the beneficial ownership of the Security and the claimant’s entitlement to payment; and

●

any additional information the Trustee reasonably required to evidence satisfaction of any conditions to the exercise of the Survivor’s Option or to document beneficial ownership or authority to make the election and to cause the repayment or repurchase of the Security.

Subject to the annual put limitation and the individual put limitation, all questions as to the eligibility or validity of any exercise of the Survivor’s Option will be determined by the Trustee in its sole discretion. The Trustee’s determination will be final and binding on all parties.

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The death of a person holding a beneficial interest in a Security as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased Holder’s spouse, will be deemed the death of the beneficial owner of the Security, and the entire principal amount  of the Security so held will be subject to the Survivor’s Option. The death of a person holding a beneficial interest in a Security as a tenant in common with a person other than such deceased Holder’s spouse will be deemed the death of the beneficial owner of a Security only with respect to the deceased Holder’s interest in the Security. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a Security will be deemed the death of the beneficial owner for purposes of the Survivor’s Option, regardless of the registered Holder of the Security, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife and custodial and trust arrangements where one person has substantially all of the beneficial ownership interest in the Security during his or her lifetime.

For Securities represented by a Global Security, the Depositary or its nominee shall be the holder of such Security and therefore shall be the only entity that can exercise the Survivor’s Option for such Security. To obtain repayment or repurchase pursuant to exercise of the Survivor’s Option with respect to such Security, the Representative must provide to the broker or other entity through which the beneficial interest in such Security is held by the deceased beneficial owner (i) the documents described in the third preceding paragraph and (ii) written instructions to such broker or other entity to notify the Depositary of such Representative’s desire to obtain repayment or repurchase pursuant to exercise of the Survivor’s Option. Such broker or other entity shall provide to the Trustee (i) the documents received from the Representative referred to in clause (i) of the preceding sentence and (ii) a certificate satisfactory to the Trustee from such broker or other entity stating that it represents the deceased beneficial owner. Such broker or other entity shall be responsible for disbursing any payments it receives pursuant to exercise of the Survivor's Option to the appropriate Representative.

5.         Events of Default. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6.         Modifications and Waivers; Obligation of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

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7.         Authorized Denominations. The Securities are issuable in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth and to the limitations described below, if applicable, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

8.         Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the City of Chicago, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the securities registrar (which shall initially be the Trustee, The Bank of New York Mellon Trust Company, N.A., Two North LaSalle Street, Chicago, Illinois 60602 (Attention: Corporate Trust Department) or at such other address as it may designate as its principal corporate trust office in the City of Chicago), duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Security shall be exchangeable for certificated Securities in registered form or (z) an Event of Default, or an event which with the passage of time or the giving of notice would become an Event of Default, with respect to the Securities represented hereby has occurred and is continuing, provided that the definitive Securities so issued in exchange for this permanent Security shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities of this series in certificated registered form will be issued in exchange for this permanent Security, or any portion hereof, only if such Securities in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent Security will not be entitled to receive physical delivery of Securities in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

9.         Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

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10.       No Recourse Against Certain Persons. No recourse for the payment of the principal or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any Supplemental Indenture thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of either of them, either directly or through the Company or any successor corporation of either of them, whether by virtue of any constitution, statute or rule or law or by the enforcement of any assessment or penalty or otherwise, all such liability being by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof, expressly waived and released.

11.       Defeasance. The Indenture with respect to any series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon payment of all of the Securities of such series or upon the irrevocable deposit with the Trustee of cash or U.S. Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article Ten of the Indenture.

12.       Governing Law. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

13.       Defined Terms. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Security (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at ___________________________________________________. (Please print or typewrite name and address of the undersigned)

For this Security to be repaid, the undersigned must give to the Trustee at Two North LaSalle Street, Chicago, Illinois 60602, Attention: Corporate Trust Department, or at such other place or places of which the Company shall from time to time notify the holders of the Securities, not more than 60 days nor less than 30 days prior to the date of repayment, this Security with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Security is to be repaid, specify the portion hereof (which shall be increments of US$1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized Denomination) of the Securities to be issued to the holder for the portion of this Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):

US$	_______________________________
Signature
Dated:

NOTICE: The signature on this “Option to Elect Repayment” form must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

______________________________

Signature Guarantee

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities

Exchange Act of 1934.

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_________________________

The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-	as tenants in common
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -___________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors Act (Minor)
______________________________________
State

Additional abbreviations may also be used though not in the above list.

_____________________________

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(a) unto

PLEASE INSERT SOCIAL SECURITY

NUMBER OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

_____________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the within Security in every particular, without alteration or enlargement or any change whatsoever.

_____________________________________

Signature Guarantee

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

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Exhibit 5.1

November 6, 2009

The Dow Chemical Company

2030 Dow Center

Midland, Michigan 48674

Ladies and Gentlemen:

I am Associate General Counsel—Corporate Transactions of The Dow Chemical Company, a Delaware corporation (the “Company”), and I have supervised the legal and corporate proceedings of the Company relating to the issuance and sale by the Company of up to U.S. $500,000,000 of the Company’s Dow InterNotes® (the “Securities”), pursuant to the Indenture dated as of May 1, 2008 (the “Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”).

In rendering the opinions expressed below, I have supervised the examination of the following:

  (i)        the Restated Certificate of Incorporation of the Company and all amendments thereto;

(ii)	the Bylaws of the Company and all amendments thereto;
(iii)	the Indenture; and

 (iv)      the selling agent agreement, dated November 6, 2009, among the Company and Banc of America Securities LLC, Incapital LLC, Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wells Fargo Advisors, LLC, as agents (the “Selling Agent Agreement”).

I have also supervised the examination of originals or certified copies of resolutions of the Board of Directors of the Company and such other documents, corporate records, certificates of public authorities, and other documents and instruments as I have deemed necessary or advisable for the purpose of rendering the opinions hereinafter expressed. In such examination, I have assumed (i) the due execution and delivery, pursuant to due authorization, of the Selling Agent Agreement and the Indenture by all parties thereto other than the Company, (ii) the genuineness of all signatures (other than signatures on behalf of the Company), (iii) the authenticity of all documents submitted as originals and the conformity to originals of documents submitted as copies, and (iv) the legal capacity of all natural persons, other than persons signing on behalf of the Company, executing the Selling Agent Agreement and the Indenture. As to various questions of fact that are material to the opinions hereinafter expressed, I have, when such facts were not independently established by me or members of the legal staff reporting to me, relied upon the representations and certificates of officers of the Company and of public officials.

Based upon the foregoing and upon such investigations as I have deemed necessary, and subject to the qualifications hereinafter set forth, it is my opinion that:

(i)        the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii)       the Securities have been duly authorized and, when the terms of the Securities have been established and when the Securities have been completed, executed, authenticated and delivered in accordance with the provisions of the Indenture, the applicable resolutions of the Company’s Board of Directors and the Selling Agent Agreement against payment of the consideration therefor, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture.

(iii)      the Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution, and delivery by the Trustee) constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles.

I do not purport to be an expert on, or to express any opinion concerning matters under or involving any law other than the law of the State of Michigan, the law of the State of New York, the General Corporation Law of the State of Delaware (which includes applicable provisions of the Delaware Statutes and the Delaware Constitution and reported judicial decisions interpreting those laws) and applicable federal law of the United States of America. The opinions expressed in this letter are based upon the laws in effect on the date hereof, and I assume no obligation to revise or supplement this opinion should such laws be changed by legislative action, judicial decision, or otherwise.

I hereby consent to the incorporation by reference of this opinion as an exhibit to the Company’s Form S-3 Registration Statement (No: 333-140859) and to the reference to me under the caption “Legal Matters” in the Registration Statement.

Very truly yours,
/s/ Duncan A. Stuart
Duncan A. Stuart Associate General Counsel—Corporate Transactions

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